Economic Context Where the Group Operates	12 Months Ended
Dec. 31, 2024
Disclosure of economic context [Abstract]
Economic Context Where the Group Operates

NOTE 53. ECONOMIC CONTEXT WHERE THE GROUP OPERATES
The Group operates in a complex economic context, both in the national and international spheres.
Regarding the international sphere, the year 2025 started off more volatile for international markets due to trade conflicts arising from the tariffs announced by Trump. While the measures imposed on Canada and Mexico were postponed to April, the announcements against Chinese and European imports and commodities in general generated uncertainty in the markets. Meanwhile, tariffs of 25% on steel and aluminum imports have already been confirmed. These measures could affect the Federal Reserve's target disinflationary path, leading investors to expect the first rate cut to come at the June meeting. Given this scenario, the volatility of stock indices has stood out since the beginning of the year, with the United States lagging behind the stock markets of China and Europe so far in 2025.
At the local level, during 2024, the Gross Domestic Product (GDP) accumulated a decline of 1.7% compared to the same period in 2023. The retraction was explained by investment (-17.8%), private consumption (-4.2%) and public consumption (-3.2%). Exports, on the other hand, grew by 23.2%. In seasonally adjusted terms, during fourth quarter GDP grew 1.4% compared to the third quarter of 2024.
On a year-over-year basis, inflation for 2024 closed at 117.8%, showing a sustained slowdown throughout last year. In February 2025, the monthly inflation rate was 2.4%, while the year-over-year rate reduced to 66.9%.
As of December 29, 2023, the exchange rate stood at Ps./US$ 808.5, rising to Ps./US$ 1,032.5 by December 30, 2024, according to BCRA Communication “A” 3500. Throughout 2024 and January 2025, the official exchange rate followed a 2% monthly crawl. However, effective February 1, 2025, the Central Bank adjusted the pace of depreciation to 1% per month. As of March 25, 2025, the exchange rate reached Ps./US$ 1,071.6.
In 2024, the current account of the Foreign Exchange Balance posted a surplus of US$ 1.695 billion, while the capital and financial account registered inflows totaling US$ 4,370 billion during the same period.
International reserves rose by US$ 6,539 billion in 2024, primarily driven by Central Bank purchases of foreign currency from the private sector, which totaled US$ 18,710 billion. However, by March 25, 2025, reserves declined to US$ 26,441 billion, representing a US$ 3,171 billion decrease compared to year-end 2024.
As of December 30, 2024, private sector dollar deposits totaled US$ 31,442 billion, an increase of US$ 15,639 billion from year-end 2023. This surge is partially attributed to Stage 1 of the asset regularization process carried out between mid-August and early November. By March 20, 2025, private sector foreign currency deposits had declined slightly to US$ 29,620 billion.
Dollar-denominated credit to the private sector rose significantly, reaching US$ 10,829 billion by the end of 2024, an increase of US$ 7,419 billion year-over-year. As of the latest available data, the balance had increased further to US$ 14,296 billion, up US$ 3,467 billion from the previous year-end.
The Central Bank implemented a series of benchmark rate reductions throughout 2024 and continued easing into 2025. The benchmark rate fell from approximately 100% at the start of 2024 to 32% by December 6. On January 31, 2025, an additional rate cut brought the yield on Liquidity Treasury Bills to 29%.
In early October 2024, the Central Bank introduced a new interest rate for wholesale fixed-term deposits exceeding Ps. 1 billion, with 30–35 day maturities. This rate, the Argentine Wholesale Rate (TAMAR), stood at 31.5% as of March 21, 2025.
In fiscal terms, the Non-Financial Public Sector recorded a primary surplus of Ps. 10.41 trillion in 2024, equivalent to 1.8% of GDP. The financial surplus reached Ps. 1.76 trillion (0.3% of GDP), driven by a 27.5% real reduction in expenditures, which more than offset a 4.9% real decline in revenues. In February 2025, the primary surplus amounted to Ps. 1.18 trillion (0.14% of GDP), while the financial surplus stood at Ps. 310.7 billion (0.04% of GDP).
At the end of January, the government announced a temporary reduction in export duties on key agricultural commodities, including soybeans, soybean by-products, wheat, barley, sorghum, corn, and sunflower—effective from January 27 to June 30, 2025. Additionally, export duties were permanently eliminated for regional economies.
The context of volatility and uncertainty continues as of the issuance date of these condensed consolidated interim financial statements.
The Group’s Management permanently monitors the evolution of the variables that affect their business to define their course of action and identify the potential impacts on their equity and financial position. These consolidated financial statements must be read in the light of these circumstances.